SUPPLEMENT DATED MAY 1, 1997
                              TO THE PROSPECTUS OF

                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                             DATED FEBRUARY 1, 1997

The prospectus is amended as follows:

I. Effective June 1, 1997, the section "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is amended to delete category 5, in its entirety.

II. The section "How Do I Buy Shares? - Other Payments to Securities Dealers" is replaced in its entirety with the following:

 Other Payments to Securities Dealers

 Securities Dealers who initiate and are responsible for purchases made without a sales charge by trust companies and bank trust departments, retirement plans, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs may receive up to 0.25% of the amount invested. The payment is subject to the sole discretion of Distributors, and is paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

 For information on additional compensation payable to Securities Dealers in connection with the sale of Fund shares, please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI.

III. The section "How Do I Sell Shares? - Contingent Deferred Sales Charge" is replaced in its entirety with the following:

 Contingent Deferred Sales Charge

 Most Franklin Templeton Funds impose a Contingent Deferred Sales Charge on certain investments if you sell all or a part of the investment within the Contingency Period. While the Fund generally does not impose a Contingent Deferred Sales Charge, it will do so if you sell shares that were exchanged into the Fund from another Franklin Templeton Fund and those shares would have been assessed a Contingent Deferred Sales Charge in the other fund. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The time the shares are held in the Fund does not count towards the completion of any Contingency Period.

 We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

 Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.